Consolidated Portfolio of Investments (unaudited)
As of December 31, 2025
abrdn Global Infrastructure Income Fund

Shares		Value
COMMON STOCKS—79.2%
ARGENTINA—2.1%
Industrials—1.0%
Corp. America Airports SA(a)	263,365	$ 6,847,490
Materials—1.1%
Loma Negra Cia Industrial Argentina SA, ADR(a)	566,791	7,339,943
Total Argentina		14,187,433
AUSTRALIA—1.0%
Industrials—1.0%
Aurizon Holdings Ltd.	2,902,898	7,063,625
BRAZIL—3.4%
Industrials—3.4%
Motiva Infraestrutura de Mobilidade SA	3,716,800	10,191,563
Rumo SA	4,788,200	12,873,413
		23,064,976
CANADA—3.3%
Energy—1.5%
Enbridge, Inc.	216,100	10,340,933
Industrials—1.8%
Canadian Pacific Kansas City Ltd.	160,000	11,780,800
Total Canada		22,121,733
CHINA—1.2%
Information Technology—1.2%
GDS Holdings Ltd., ADR(a)	224,587	7,838,086
FRANCE—6.9%
Industrials—3.9%
Eiffage SA	41,400	5,931,764
Getlink SE	768,200	14,180,231
Vinci SA	42,000	5,908,689
		26,020,684
Utilities—3.0%
Engie SA	297,400	7,812,501
Veolia Environnement SA	361,789	12,589,341
		20,401,842
Total France		46,422,526
GERMANY—2.6%
Utilities—2.6%
RWE AG	329,700	17,469,763
INDONESIA—0.5%
Communication Services—0.5%
Sarana Menara Nusantara Tbk. PT	100,149,000	3,511,449
ITALY—0.9%
Communication Services—0.9%
Infrastrutture Wireless Italiane SpA(b)	642,189	5,942,941
JAPAN—1.7%
Industrials—1.7%
Japan Airport Terminal Co. Ltd.	398,300	11,172,912
MEXICO—3.4%
Industrials—3.4%
Grupo Aeroportuario del Centro Norte SAB de CV	532,409	7,226,512
Shares		Value

Grupo Aeroportuario del Sureste SAB de CV, Class B	222,200	$ 7,168,148
Promotora y Operadora de Infraestructura SAB de CV	566,470	8,406,374
		22,801,034
NIGERIA—1.4%
Communication Services—1.4%
IHS Holding Ltd.(a)	1,250,500	9,328,730
PHILIPPINES—2.2%
Industrials—2.2%
International Container Terminal Services, Inc.	1,559,410	14,964,508
SPAIN—5.0%
Communication Services—2.0%
Cellnex Telecom SA(a)(b)	421,658	13,578,088
Industrials—1.6%
Aena SME SA(b)	377,600	10,550,469
Utilities—1.4%
EDP Renovaveis SA	693,415	9,792,603
Total Spain		33,921,160
TANZANIA—2.6%
Communication Services—2.6%
Helios Towers PLC(a)	7,979,461	17,621,206
THAILAND—1.0%
Industrials—1.0%
Airports of Thailand PCL	3,969,600	6,659,632
UNITED KINGDOM—2.9%
Utilities—2.9%
National Grid PLC	540,497	8,290,402
SSE PLC	381,000	11,170,125
		19,460,527
UNITED STATES—37.1%
Energy—7.8%
Cheniere Energy, Inc.	86,400	16,795,296
Kinder Morgan, Inc.	393,200	10,809,068
ONEOK, Inc.	170,300	12,517,050
Williams Cos., Inc.	208,100	12,508,891
		52,630,305
Industrials—7.6%
CoreCivic, Inc.(a)	588,700	11,250,057
Ferrovial SE	262,900	17,033,460
Norfolk Southern Corp.	55,000	15,879,600
Union Pacific Corp.	32,188	7,445,728
		51,608,845
Real Estate—4.0%
American Tower Corp., REIT	87,700	15,397,489
Crown Castle, Inc., REIT	129,100	11,473,117
		26,870,606
Utilities—17.7%
American Electric Power Co., Inc.	57,400	6,618,794
American Water Works Co., Inc.	27,100	3,536,550
CenterPoint Energy, Inc.	255,400	9,792,036
Clearway Energy, Inc., Class C	315,095	10,480,060
CMS Energy Corp.	151,010	10,560,129
Duke Energy Corp.	89,000	10,431,690
Essential Utilities, Inc.	89,400	3,429,384

See accompanying Notes to Consolidated Portfolio of Investments.

Consolidated Portfolio of Investments (unaudited)  (concluded)
As of December 31, 2025
abrdn Global Infrastructure Income Fund

Shares		Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Utilities (continued)
FirstEnergy Corp.	238,426	$ 10,674,332
IDACORP, Inc.	69,827	8,837,305
NextEra Energy, Inc.	190,382	15,283,867
PPL Corp.	400,600	14,029,012
TXNM Energy, Inc.	200,100	11,781,888
XPLR Infrastructure LP(a)	397,784	3,977,840
		119,432,887
Total United States		250,542,643
Total Common Stocks		534,094,884
PRIVATE EQUITY(c)(d)—22.3%
CANADA—3.5%
Communication Services—1.4%
NOVA-telMAX HoldCo LLC(a)(e)(f)	–	9,162,560
Industrials—2.1%
Thunder R&A Investco LLC, Preferred Shares(a)(f)(g)(h)(i)	–	14,509,773
Total Canada		23,672,333
CHILE—0.3%
Utilities—0.3%
Arroyo Trinity Direct Investment I, L.P.(f)(g)(h)	–	2,179,968
ITALY—2.6%
Energy—2.6%
Enfinity Global Inc., Preferred Shares(g)(h)	–	17,586,527
NORWAY—1.6%
Financials—1.6%
Onyx LuxCo SARL(a)(f)(g)(h)(i)	–	10,922,087
UNITED STATES—14.3%
Energy—11.0%
Bridge Solar Energy Multifamily Projects Holdco LLC(a)(f)(g)(h)	–	–
BSED Holdings I, LLC(a)(f)(g)(h)(i)	–	9,570,774
CAI Co-Invest LP(a)(f)(g)(h)	–	10,373,012
OYA Solar CDG LLC(i)(j)	–	1,751,344
Sentinel Midstream Highline JV Holdings LLC(g)(h)(i)	–	21,892,529
Trinity Gas Holdings, LLC(a)(g)(h)(i)	–	30,601,889
		74,189,548
Industrials—1.6%
BT Co-Invest Fund, L.P.(f)(g)(h)	–	112,550
WR Holdings LLC(a)(g)(h)(i)	–	10,376,572
		10,489,122
Shares		Value

Utilities—1.7%
Cresta BBR Co-Invest BL LLC(a)(f)(k)	–	$ 270,573
PCIP I BE COINVEST, LP(a)(f)(g)(h)	–	6,647,672
PCIP I CI Co-Invest, LP(a)(f)(g)(h)	–	4,392,701
		11,310,946
Total United States		95,989,616
Total Private Equity		150,350,531
SHORT-TERM INVESTMENT—0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.74%(l)	282,391	282,391
Total Short-Term Investment		282,391
Total Investments (Cost $569,412,213)—101.5%		684,727,806
Liabilities in Excess of Other Assets—(1.5%)		(10,209,495)
Net Assets—100.0%		$674,518,311

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Illiquid security.
(d)	Private Equity Investments. See of the accompanying Notes to Consolidated Portfolio of Investments.
(e)	NOVA-telMAX HoldCo LLC invests 100% of its capital in Telmax, Inc., in which the Fund's percentage of ownership is approximately 15%.
(f)	Restricted security, not readily marketable.
(g)	abrdn Global Infrastructure Income Fund BL, LLC invests 100% of its capital in Arroyo Trinity Direct Investment I, Bridge Solar Energy Multifamily Projects Holdco LLC, BSED Holdings I, LLC, BT Co-Invest Fund, L.P., Climate Adaptive Infrastructure (CAI) Co-Invest Fund LP, Cresta Highline Co-Invest Fund, Enfinity Global Inc., Onyx LuxCo SARL, PCIP I BE COINVEST, LP, PCIP I CI Co-Invest, LP, Sentinel Midstream Highline JV Holdings LLC, Thunder R&A Investco LLC, Trinity Gas Holdings, LLC and WR Holdings LLC in which the Fund's percent of ownership is approximately 2%, 30%, 49%, 9%, 75%, 32%, less than 1%, 17%, 30%, 19%, 18%, 41%, 5% and 5%, respectively.
(h)	Through abrdn Global Infrastructure Income Fund BL, LLC.
(i)	Fair Valued Security. Fair Value is determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange trade price. See Note 1(a) of the accompanying Notes to Consolidated Portfolio of Investments for inputs used.
(j)	Indicates a security that may be restricted in certain markets.
(k)	Cresta Blocker invests 100% of its capital in Cresta Fund LP, in which the Fund's percentage of ownership is approximately 18%.
(l)	Registered investment company advised by State Street Investment Management. The rate shown is the 7 day yield as of December 31, 2025.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Consolidated Portfolio of Investments.

Notes to Consolidated Portfolio of Investments
December 31, 2025 (unaudited)

1.    Summary of Significant Accounting Policies
a.    Security Valuation:
The Fund values its securities at fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also referred to as market value. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the "Board") designated abrdn Inc. (the "Adviser" or "Aberdeen"), the Fund's Investment Adviser, as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund  sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Valuation Designee may be classified as Level 2 or Level 3 depending on the nature of the inputs.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
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Notes to Consolidated Portfolio of Investments  (concluded)
December 31, 2025 (unaudited)

Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). Investments that are included in this category are private transaction investments that are not able to use NAV as practical expedient as detailed below.
Level 3 investments are valued using significant unobservable inputs. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The Fund may also invest in infrastructure investments through private transactions, which represented 22.3% of the net assets of the Fund as of December 31, 2025. For certain of the private equity investments, the Fund values private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Fund determined that the use of the practical expedient was appropriate as the investments in private investment companies did not have readily determinable fair values. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. In such cases, the Fund may make adjustments to the NAV reported by the private investment company based on market or economic changes, which can include market fluctuations or other economic conditions for which it may be necessary to adjust a reported NAV. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’s net asset value could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher or lower than the values that the Fund ultimately realizes upon the disposal of such investments. These holdings are not considered part of the three-level hierarchy and therefore are only represented in the total below.
4